SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 26, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of March 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-11               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of March 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee.On December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein



Date:  January 2, 2002            By:   /s/ Karen Schluter
                                       Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       40,000,000.00      9,499,685.79   3,939,697.46     45,519.33      3,985,216.79     0.00         0.00        5,559,988.33
A2      248,910,000.00     59,114,169.76  24,515,752.38    270,939.94     24,786,692.32     0.00         0.00       34,598,417.38
A3      200,000,000.00    200,000,000.00           0.00  1,041,666.67      1,041,666.67     0.00         0.00      200,000,000.00
A4        1,000,000.00      1,000,000.00           0.00      5,208.33          5,208.33     0.00         0.00        1,000,000.00
A5          489,732.00        485,720.11         507.83          0.00            507.83     0.00         0.00          485,212.28
B1        7,682,000.00      7,634,406.56       6,221.40     39,762.53         45,983.93     0.00         0.00        7,628,185.16
B2        4,353,000.00      4,326,031.20       3,525.35     22,531.41         26,056.76     0.00         0.00        4,322,505.85
B3        2,560,000.00      2,544,139.63       2,073.26     13,250.73         15,323.99     0.00         0.00        2,542,066.37
B4        3,585,000.00      3,562,789.30       2,903.37     18,556.19         21,459.56     0.00         0.00        3,559,885.93
B5        1,792,000.00      1,780,897.75       1,451.28      9,275.51         10,726.79     0.00         0.00        1,779,446.47
B6        1,795,524.00      1,784,400.04       1,454.14      9,293.75         10,747.89     0.00         0.00        1,782,945.90
R               100.00              0.00           0.00          0.00              0.00     0.00         0.00                0.00
TOTALS  512,167,356.00    291,732,240.14  28,473,586.47  1,476,004.39     29,949,590.86     0.00         0.00      263,258,653.67

A6       33,069,200.00      7,853,675.23           0.00     40,904.56         40,904.56     0.00         0.00        4,596,609.15
A7       80,844,870.00              0.00           0.00    215,958.50        215,958.50     0.00         0.00       36,836,704.03

----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                             Pass-through Rates
-------------------------------------------------------------------------------------------------   ---------------------------
                                                                                                                   Current
                       Beginning                                                   Ending            Class          Pass-thru
Class     cusip        Principal        Principal    Interest        Total       Principal                           Rate (%)
-------------------------------------------------------------------------------------------------   ---------------------------
A1      8635726B4      237.49214475    98.49243650    1.13798325   99.63041975     138.99970825        A1       5.750000 %
A2      8635726C2      237.49214479    98.49243654    1.08850564   99.58094219     138.99970825        A2       5.500000 %
A3      8635726D0    1,000.00000000     0.00000000    5.20833335    5.20833335   1,000.00000000        A3       6.250000 %
A4      8635726L2    1,000.00000000     0.00000000    5.20833000    5.20833000   1,000.00000000        A4       6.250000 %
A5      8635726E8      991.80798886     1.03695491    0.00000000    1.03695491     990.77103395        A5       0.000000 %
B1      8635726H1      993.80455090     0.80986722    5.17606483    5.98593205     992.99468368        B1       6.250000 %
B2      8635726J7      993.80454859     0.80986676    5.17606478    5.98593154     992.99468183        B2       6.250000 %
B3      8635726K4      993.80454297     0.80986719    5.17606641    5.98593359     992.99467578        B3       6.250000 %
B4      8635726N8      993.80454672     0.80986611    5.17606416    5.98593026     992.99468061        B4       6.250000 %
B5      8635726P3      993.80454799     0.80986607    5.17606585    5.98593192     992.99468192        B5       6.250000 %
B6      8635726Q1      993.80461637     0.80986943    5.17606559    5.98593503     992.99474694        B6       6.250000 %
R       8635726M0        0.00000000     0.00000000    0.00000000    0.00000000       0.00000000        R        6.250000 %
TOTALS                 569.60334688    55.59430162    2.88187908   58.47618070     514.00904526

A6      8635726F5      237.49214465     0.00000000    1.23693830    1.23693830     138.99970819        A6       6.250000 %
A7      8635726G3         .00000000     0.00000000    2.67127030    2.67127030     455.64677177        A7       6.250000 %
-----------------------------------------------------------------------------------------------------------------------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1      40,000,000.00      9,499,685.79   3,939,697.46       45,519.33      3,985,216.79      0.00        0.00        5,559,988.33
LTA2     248,910,000.00     59,114,169.76  24,515,752.38      270,939.94     24,786,692.32      0.00        0.00       34,598,417.38
LTA3     200,000,000.00    200,000,000.00           0.00    1,041,666.67      1,041,666.67      0.00        0.00      200,000,000.00
LTA4       1,000,000.00      1,000,000.00           0.00        5,208.33          5,208.33      0.00        0.00        1,000,000.00
LTA5         489,732.00        485,720.11         507.83            0.00            507.83      0.00        0.00          485,212.28
LTQ              100.00              0.00           0.00            0.00              0.00      0.00        0.00                0.00
LTB       21,767,524.00     21,632,664.52      17,628.81      112,670.13        130,298.94      0.00        0.00       21,615,035.71
LTR                0.00              0.00           0.00            0.00              0.00      0.00        0.00                0.00
TOTALS   512,167,356.00    291,732,240.18  28,473,586.48    1,476,004.40     29,949,590.88      0.00        0.00      263,258,653.70
LTA7               0.00              0.00           0.00      215,958.50        215,958.50      0.00        0.00                0.00

-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1            237.49214475    98.49243650     1.13798325    99.63041975          138.99970825                 LTA1     6.250000 %
LTA2            237.49214479    98.49243654     1.08850564    99.58094219          138.99970825                 LTA2     6.250000 %
LTA3          1,000.00000000     0.00000000     5.20833335     5.20833335        1,000.00000000                 LTA3     6.255000 %
LTA4          1,000.00000000     0.00000000     5.20833000     5.20833000        1,000.00000000                 LTA4     6.250000 %
LTA5            991.80798886     1.03695491     0.00000000     1.03695491          990.77103395                 LTA5     0.000000 %
LTQ               0.00000000     0.00000000     0.00000000     0.00000000            0.00000000                 LTQ      0.000000 %

LTB             993.80455581     0.80986749     5.17606550     5.98593299          992.99468833                 LTB      6.250000 %
TOTALS          569.60334696    55.59430164     2.88187910    58.47618074          514.00904532
-------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                     December 26, 2001

Beginning Class A7 Balance                                                             41,564,031.76

Approximate Ending  Class A7 Balance                                                   36,836,704.04

Class A7 Factor                                                                                 0.46

Sec. 4.03(i)    Scheduled Principal Amounts                                               237,825.08

Sec. 4.03(i)    Unscheduled Principal Amounts                                          28,235,761.40

Sec. 4.03(iv)   Aggregate Advances                                                              0.00

Sec. 4.03(v)    Ending Principal Balance                                              291,732,240.84

Sec. 4.03(vii)  Current Period Realized Losses                                                  0.00

                Bankruptcy Losses                                                               0.00
                Fraud Losses                                                                    0.00
                Special Hazard Losses                                                           0.00

                Bankruptcy Loss Amount                                                    100,000.00
                Fraud Loss Amount                                                      10,243,347.14
                Special Hazard Loss Amount                                             10,459,911.00

                Servicing Fees                                                            117,313.97
                Sub-Servicing Fees (includes Retained Interest)                             2,430.87
                Trustee Fees                                                                1,215.55

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group Totals
                ----------------------
                Category      Number    Principal Balance       Percentage
                1 Month        14            6,023,771.06                  2.29 %
                2 Month         0                    0.00                  0.00 %
                3 Month         1              343,405.05                  0.13 %
                 Total         15            6,367,176.11                  2.42 %


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                Group Totals
                ----------------------
                 Number    Principal Balance   Percentage
                     0                0.00        0.00%


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Group Totals
                ----------------------
                Number    Principal Balance   Percentage
                   0                0.00        0.00%

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                       December 26, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls


                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                  JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

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